                                                               EXHIBIT 26(e)(9)

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company                                  [LOGO OF MINNESOTA LIFE]
Life Policy Administration . 400 Robert Street North . St. Paul, Minnesota 55101-2098

                                 INSTRUCTIONS

THIS FORM IS TO BE COMPLETED BY THE POLICYOWNER OR THE LICENSED REPRESENTATIVE.

..   Select either Net Premium Allocations on pages 1-2 or choose a Focused
    Portfolio on page 3.

    -  In Texas, the Guaranteed Account is not available for VAL Horizon.

    - Single NRPs will use the same allocation as Net Premium unless a different allocation is requested. To request a different allocation for Single Non Repeating Premium, complete the Single NRP column.

    -  Billable NRPs will automatically use the same allocation as Net Premium.

    -  If EGA Choice exists, then Systematic Rebalancing is required.

    -  Monthly Charge Allocations are not allowed with EGA Choice.

..   For Monthly Charge Allocations, select one of the Monthly Charge
    Allocations boxes on page 1.

..   For Rebalancing or Transfers complete page 4.

    - If electing Systematic Rebalancing, also complete the Net Premium Allocations column on pages 1-2.

    - If completing Section D, then the cash value of the selected FROM accounts will be allocated in total to the TO accounts according to the percentages or dollar amounts indicated.

    - If a Systematic Rebalance is selected and 100% of the allocations are in one account, Systematic Rebalancing will not be added to the policy.

..   For Partial Surrender Allocations, indicate on pages 1-2 and submit a
    Policy Change Booklet.

..   For Loan Allocations, indicate on pages 1-2 and submit a Policy Service
    Request.

 F72225 Rev 5-2016                                              Minnesota Life

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS

Policy number  Insured name  Owner name (if different from insured)  Date  Firm/rep code

   This transaction was initiated by:  [_] Policyowner    [_] Representative

..   Select Net Premium Allocations. Allocations must be in increments of 1%;
    minimum is 1%. Allocations must total 100%.

..   Check one for Monthly Charge Allocations:

    [_]Request to assess Monthly Charge Allocations other than proportionately
       (indicate below).
    [_]Request the same Monthly Charge Allocations as the Net Premium Selection.
    [_]Request to cancel existing Monthly Charge Allocations.

                                                                      NET   SINGLE MONTHLY LOAN/PARTIAL
                                                             FUND   PREMIUM  NRPA  CHARGES  SURRENDERS
ACCOUNT OPTIONS                                               ID       %      %       %         %
---------------                                             ------- ------- ------ ------- ------------
Guaranteed Account                                          GIA/GPA
AB VPS International Value                                   ABI2
American Century(R) VP Income & Growth                       ACIG
American Century(R) VP Inflation Protection                  ACIP
American Funds IS Global Bond Fund/SM/                       AFGB
American Funds IS Global Growth Fund/SM/                     AFGG
American Funds IS Global Small Capitalization Fund/SM/       AFGS
American Funds IS Growth Fund/SM/                            AFGR
American Funds IS Growth-Income Fund/SM/                     AFGI
American Funds IS International Fund/SM/                     AFIN
American Funds IS New World Fund(R)                          AFNW
American Funds IS U.S. Govt./AAA-Rated Securities Fund/SM/   AFUS
Fidelity VIP Equity-Income                                   FVEI
Fidelity VIP Mid Cap                                         FVMC
Franklin Mutual Shares VIP Fund                              FMSH
Franklin Small Cap Value VIP Fund                            FSV2
Franklin Small-Mid Cap Growth VIP Fund                       FSMG
Goldman Sachs VIT High Quality Floating Rate Fund            GSHQ
Invesco V.I. American Value                                  INAV
Invesco V.I. Comstock                                        INCS
Invesco V.I. Equity and Income                               INEI
Invesco V.I. Growth and Income                               INGI
Invesco V.I. Small Cap Equity                                INSE
Ivy Funds VIP Asset Strategy                                 IVAS
Ivy Funds VIP Balanced                                       IVBL
Ivy Funds VIP Core Equity                                    IVCE
Ivy Funds VIP Global Growth                                  IVGG
Ivy Funds VIP Global Natural Resources                       IVNR
Ivy Funds VIP High Income                                    IVHI
Ivy Funds VIP International Core Equity                      IVIC
Ivy Funds VIP Micro Cap Growth                               IVMG
Ivy Funds VIP Mid Cap Growth                                 IVMD
Ivy Funds VIP Science and Technology                         IVST
Ivy Funds VIP Small Cap Value                                IVSV
Ivy Funds VIP Value                                          IVVL

 F72225 Rev 5-2016                                            1 Minnesota Life

                                                                     NET   SINGLE MONTHLY LOAN/PARTIAL
                                                              FUND PREMIUM  NRPA  CHARGES  SURRENDERS
ACCOUNT OPTIONS                                                ID     %      %       %         %
---------------                                               ---- ------- ------ ------- ------------
Janus Aspen Series Balanced                                   JBP
Janus Aspen Forty                                             JAF
Janus Aspen Overseas                                          JOVS
Janus Aspen Perkins Mid Cap Value                             JAMV
MFS(R) VIT II International Value                             MIV2
MFS(R) VIT Mid Cap Growth Series                              MMC
Morgan Stanley UIF Emerging Markets Equity                    MSEM
Morningstar Aggressive Growth ETF Asset Allocation Portfolio  IAG
Morningstar Balanced ETF Asset Allocation Portfolio           IB
Morningstar Conservative ETF Asset Allocation Portfolio       IC
Morningstar Growth ETF Asset Allocation Portfolio             IG
Morningstar Income & Growth ETF Asset Allocation Portfolio    IIG
Neuberger Berman AMT Socially Responsive                      NBSR
Oppenheimer International Growth/VA                           OIG
Oppenheimer Main Street Small Cap(R)/VA                       OMSS
PIMCO VIT Low Duration                                        PLD
PIMCO VIT Total Return                                        PTR
Putnam VT Equity Income                                       PEI
Putnam VT Growth & Income                                     PGI
Putnam VT International Equity                                PIE
Putnam VT Multi-Cap Growth                                    PMCG
Putnam VT Voyager                                             PVF
SFT Advantus Bond Fund                                        ABD2
SFT Advantus Government Money Market Fund                     ADMM
SFT Advantus Index 400 Mid-Cap Fund                           AI42
SFT Advantus Index 500 Fund                                   AI52
SFT Advantus International Bond Fund                          AIB2
SFT Advantus Mortgage Securities Fund                         AMS2
SFT Advantus Real Estate Securities Fund                      ARE2
SFT Ivy Growth Fund                                           SIGR
SFT Ivy Small Cap Growth Fund                                 SISG
SFT Pyramis Core Equity Fund                                  SPC2
SFT T. Rowe Price Value Fund                                  STRV
Templeton Developing Markets VIP Fund                         TDM

 F72225 Rev 5-2016                                            2 Minnesota Life

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS

Policy number  Insured name  Owner name (if different from insured)  Date  Firm/rep code

   This transaction was initiated by:  [_] Policyowner    [_] Representative

  FOCUSED PORTFOLIOS ARE ONLY AVAILABLE FOR VARIABLE ADJUSTABLE LIFE PRODUCTS

FOCUSED PORTFOLIOS (MAY 2016)

Please refer to your prospectuses for detailed information related to the available underlying funds, including share class and expenses. Pre-built Portfolios provide a strategy for diversifying investments. They do not guarantee a profit or protect against loss.

[_] AGGRESSIVE GROWTH                     [_] CONSERVATIVE GROWTH                   [_] INCOME AND GROWTH
  11%  STRV -  SFT T. Rowe Price Value      14%  ABD2 -  SFT Advantus Bond            21%  ABD2 -  SFT Advantus Bond
  10%  MIV2 -  MFS VIT II International      8%  STRV -  SFT T. Rowe Price Value       8%  PLD  -  PIMCO VIT Low Duration
               Value
   7%  INAV -  Invesco VI American           6%  AIB2 -  SFT Advantus                  7%  IVHI -  Ivy Funds VIP High
               Value                                     International Bond                        Income
   7%  SIGR -  SFT Ivy Growth                5%  AFGS -  American Funds IS Global      7%  STRV -  SFT T. Rowe Price Value
                                                         Small Cap
   6%  INCS -  Invesco VI Comstock           5%  SIGR -  SFT Ivy Growth                6%  AFUS -  American Funds IS US
                                                                                                   Govt/AAA Rated
                                                                                                   Securities
   6%  IVMD -  Ivy Funds VIP Mid Cap         5%  IVNR -  Ivy Funds VIP Global          6%  AIB2 -  SFT Advantus
               Growth                                    Natural Resources                         International Bond
   6%  OIG -   Oppenheimer International     5%  IVHI -  Ivy Funds VIP High            5%  IVNR -  Ivy Funds VIP Global
               Growth                                    Income                                    Natural
   5%  AFGS -  American Funds IS Global      5%  MIV2 -  MFS VIT II International      5%  ARE2 -  SFT Advantus Real Estate
               Small Cap                                 Value                                     Securities
   5%  FSV2 -  Franklin Small Cap Value      5%  ARE2 -  SFT Advantus Real Estate      4%  AFGB -  American Funds IS Global
               VIP                                       Securities                                Bond
   5%  IVNR -  Ivy Funds VIP Global          4%  AFGB -  American Funds IS Global      4%  INCS -  Invesco VI Comstock
               Natural Resources                         Bond
   5%  ARE2 -  SFT Advantus Real Estate      4%  AFUS -  American Funds IS US          4%  SIGR -  SFT Ivy Growth
               Securities                                Govt/AAA Rated
                                                         Securities
   4%  AFGI -  American Funds IS             4%  INCS -  Invesco VI Comstock           4%  MIV2 -  MFS VIT II International
               Growth-Income                                                                       Value
   4%  IVIC -  Ivy Funds VIP                 4%  PLD -   PIMCO VIT Low Duration        3%  OIG -   Oppenheimer International
               International Core Equity                                                           Growth
   4%  PGI -   Putnam VT Growth &            3%  AFGI -  American Funds IS             3%  ADMM -  SFT Advantus Money
               Income                                    Growth-Income                             Market
   4%  AI42 -  SFT Advantus Index 400        3%  AFNW -  American Funds IS New         3%  AMS2-   SFT Advantus Mortgage
               Mid Cap                                   World                                     Securities
   3%  AFNW -  American Funds IS New         3%  INAV -  Invesco VI American           2%  AFGI -  American Funds IS
               World                                     Value                                     Growth-Income
   3%  JAMV -  Janus Aspen Perkins Mid       3%  OIG -   Oppenheimer International     2%  GSHQ -  Goldman Sachs VIT High
               Cap Value                                 Growth                                    Quality Floating Rate
   3%  NBSR -  Neuberger Berman AMT          3%  PGI -   Putnam VT Growth &            2%  IVIC -  Ivy Funds VIP
               Socially Responsive                       Income                                    International Core Equity
   2%  MSEM -  Morgan Stanley UIF            2%  IVIC -  Ivy Funds VIP                 2%  NBSR -  Neuberger Berman AMT
               Emerging Markets Equity                   International Core Equity                 Socially Responsive
[_] GROWTH                                   2%  JAMV -  Janus Aspen Perkins Mid       2%  PGI -   Putnam VT Growth &
                                                         Cap Value                                 Income
   8%  STRV -  SFT T. Rowe Price Value       2%  MSEM -  Morgan Stanley UIF         [_] INCOME
                                                         Emerging Markets Equity
   7%  MIV2 -  MFS VIT II International      2%  NBSR -  Neuberger Berman AMT         28%  ABD2 -  SFT Advantus Bond
               Value                                     Socially Responsive
   6%  INAV -  Invesco VI American           2%  AMS2-   SFT Advantus Mortgage        12%  PLD -   PIMCO VIT Low Duration
               Value                                     Securities
   6%  SIGR -  SFT Ivy Growth                1%  GSHQ -  Goldman Sachs VIT High       10%  IVHI -  Ivy Funds VIP High
                                                         Quality Floating Rate                     Income
   6%  AIB2 -  SFT Advantus                                                            8%  AFUS -  American Funds IS US
               International Bond                                                                  Govt/AAA Rated
                                                                                                   Securities
   5%  AFGS -  American Funds IS Global                                                6%  AIB2 -  SFT Advantus
               Small Cap                                                                           International Bond
   5%  IVNR -  Ivy Funds VIP Global                                                    5%  IVNR -  Ivy Funds VIP Global
               Natural Resources                                                                   Natural Resources
   5%  OIG -   Oppenheimer International                                               5%  ADMM -  SFT Advantus Money
               Growth                                                                              Market
   5%  ABD2 -  SFT Advantus Bond                                                       5%  ARE2 -  SFT Advantus Real Estate
                                                                                                   Securities
   5%  ARE2 -  SFT Advantus Real Estate                                                4%  AFGB -  American Funds IS Global
               Securities                                                                          Bond
   4%  AFGB -  American Funds IS Global                                                4%  AMS2 -  SFT Advantus Mortgage
               Bond                                                                                Securities
   4%  AFGI -  American Funds IS                                                       3%  GSHQ -  Goldman Sachs VIT High
               Growth-Income                                                                       Quality Floating Rate
   4%  FSV2 -  Franklin Small Cap Value                                                3%  SIGR -  SFT Ivy Growth
               VIP
   4%  INCS -  Invesco VI Comstock                                                     3%  STRV -  SFT T. Rowe Price Value
   4%  IVMD -  Ivy Funds VIP Mid Cap                                                   2%  AFGI -  American Funds IS
               Growth                                                                              Growth-Income
   3%  AFNW -  American Funds IS New                                                   2%  INCS -  Invesco VI Comstock
               World
   3%  IVHI -  Ivy Funds VIP High
               Income
   3%  IVIC -  Ivy Funds VIP
               International Core Equity
   3%  PGI -   Putnam VT Growth &
               Income
   2%  JAMV -  Janus Aspen Perkins Mid
               Cap Value
   2%  MSEM -  Morgan Stanley UIF
               Emerging Markets Equity
   2%  NBSR -  Neuberger Berman AMT
               Socially Responsive
   2%  AI42 -  SFT Advantus Index 400
               Mid Cap
   1%  AFUS -  American Funds IS US
               Govt/AAA Rated
               Securities
   1%  AMS2 -  SFT Advantus Mortgage
               Securities

THESE PORTFOLIOS ARE DEVELOPED BY SECURIAN FINANCIAL SERVICES, INC. AND MAY CHANGE BASED ON THEIR ANALYSIS. KEEP IN MIND, YOUR ALLOCATIONS WILL NOT AUTOMATICALLY BE UPDATED TO REFLECT ANY FUTURE CHANGES. IF YOU WOULD LIKE TO STAY CURRENT WITH ANY SECURIAN FINANCIAL SERVICES, INC. ADJUSTMENTS, TALK TO YOUR ADVISOR.

 F72225 Rev 5-2016                                            3 Minnesota Life

VARIABLE ADJUSTABLE LIFE ALLOCATION OPTIONS


Policy number  Insured name  Owner name (if different from insured)  Date  Firm/rep code

   This transaction was initiated by:  [_] Policyowner    [_] Representative

TO ELECT A COMBINATION OF REBALANCE, ONE-TIME TRANSFER, AND DCA, COMPLETE A SEPARATE PAGE FOR EACH.

                                   REBALANCE

I elect to (check all that apply)
[_] One-time rebalance of account cash values (complete D)
[_] Start a systematic rebalance (complete A, B, C, pgs 1-2)
[_] Change allocations of a systematic rebalance (complete A, pgs 1-2)
[_] Change the frequency of a systematic rebalance (complete A, C)
[_] Change the systematic rebalance date (complete A, B)
[_] Cancel the systematic rebalance (complete A)

                                   TRANSFER

I elect to (check all that apply)
[_] One-time transfer of account cash values (complete D)
[_] Start a systematic transfer (complete A, B, C, D)
[_] Change allocations of a systematic transfer (complete A, D)
[_] Change the frequency of a systematic transfer (complete A, C)
[_] Change the systematic transfer date (complete A, B)
[_] Cancel the systematic transfer (complete A)

  COMPLETE THE APPROPRIATE SECTIONS BELOW FOR THE REQUESTED TRANSACTION ABOVE

A. START/CHANGE/END
   [_] Begin on __________ Month __________ Year
   [_] Change on __________ Month __________ Year
   [_] End on __________ Month __________ Year

B. DAY
   [_] 10th of the month   [_] 20th of the month

C. FREQUENCY
   Systematic Rebalance Only:
   [_] Quarterly   [_] Semi-Annual   [_] Annual

   Systematic Transfer Only:
   [_] Monthly   [_] Quarterly   [_] Semi-Annual   [_] Annual

D. ALLOCATIONS - Rebalance amounts indicated must all be in %. Transfer amounts indicated must all be in % or all in $. Percentages must be in increments of 1%; minimum is 1%. Dollar amounts must be in whole dollars. The 'FROM' columns total must match the 'TO' columns total. TO REBALANCE FROM ALL ACCOUNTS WITH CASH VALUE, CHECK HERE [_]

FROM                                    TO
Sub-Account:                $         % Sub-Account:                $         %
Sub-Account:                $         % Sub-Account:                $         %
Sub-Account:                $         % Sub-Account:                $         %
Sub-Account:                $         % Sub-Account:                $         %
Sub-Account:                $         % Sub-Account:                $         %
Sub-Account:                $         % Sub-Account:                $         %
Sub-Account:                $         % Sub-Account:                $         %
Sub-Account:                $         % Sub-Account:                $         %


 F72225 Rev 5-2016                                            4 Minnesota Life